UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
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Soliciting Material Pursuant to Rule 14a-12

Virtus Alternative Solutions Trust

Registration Nos. 811-22906 and 333-191940
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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
September 19, 2016
Dear Fund Shareholder:
Virtus Alternative Solutions Trust, a Delaware statutory trust (the “Trust”) will hold a joint special meeting of shareholders at 2:00 p.m. Eastern time, on October 20, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposal being presented by the Board of Trustees of the Trust.
The close of business on September 12, 2016 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. The proposal being presented to the shareholders of the Trust is the election of eight Trustees to serve on the Board of Trustees of the Trust. If elected, the eight Trustees would join the three current Trustees who were previously elected to the Board of Trustees by shareholders, and would constitute a full Board of eleven Trustees.
Details about the proposal are included in the enclosed Proxy Statement, which also provides answers to questions about the proposal, information about the voting process and the shareholder meeting.
The Trust’s Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board’s recommendation, please vote FOR the proposal on the enclosed proxy card.
YOUR VOTE COUNTS, AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.
Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information of existing shareholders.
This letter is not authorized for distribution to prospective investors.

Q & A FOR SHAREHOLDERS
While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting the Funds of the Trust that will be the subject of a shareholder vote.
Q.
What issues am I being asked to vote on at the upcoming meeting on October 20, 2016?

A.
As described in the enclosed Proxy Statement, shareholders of the Trust are asked to approve the election of eight Trustees to serve on the Board of Trustees. If elected, the eight Trustees would join the three current Trustees who were previously elected to the Board of Trustees by shareholders, and would constitute a full Board of eleven Trustees.

Q.
Why am I being asked to elect new Trustees?

A.
The Trust’s Declaration of Trust does not require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, the Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy arises on the Board of Trustees, less than two-thirds (2/3) of the Trustees holding office would have been elected by shareholders. As a result, the addition of new Trustees requires a vote of the shareholders. If elected, the eight Trustees would join the three current Trustees who were previously elected to the Board of Trustees by shareholders, and would constitute a full Board of eleven Trustees. In connection with the foregoing, the Board considered the qualifications of each of the nominees and determined that the breadth and depth of the Board, by virtue of the varied backgrounds and qualifications of their nominees, are beneficial to shareholders.

Q.
What happens if the proposal is not approved?

A.
If the required vote is not received with respect to the proposal, the Board of Trustees will determine what options are available for the Funds.

Q.
Has the Board of Trustees approved the proposal?

A.
Yes. The Board of Trustees has approved the proposal and recommends that you vote in favor of the proposal.

Q.
Who will pay for the proxy solicitation and legal costs associated with the proposal?

A.
The costs associated with this Proxy Statement will be borne by the Funds, in proportion to their net assets. The estimated cost of the proxy solicitation is approximately $10,000 to $12,000.

Q.
Are there service or account changes I need to know about?

A.
There will be no changes to your Virtus account or account services.

Q.
How do I vote my shares?

A.
You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don’t expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

Q.
Will anyone contact me?

A.
You may receive a call from the Funds’ proxy solicitor, Computershare Fund Services, Inc. (“CFS”), to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.
What should I do if I receive more than one proxy card?

A.
Because each Fund’s shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. PLEASE VOTE ON ALL PROPOSALS SHOWN ON EACH PROXY CARD THAT YOU RECEIVE.

Q.
Whom should I call for additional information about this Proxy Statement?

A.
If you have questions about your Fund, please call Virtus Mutual Funds at 1-800-243-1574 Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. CFS has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call CFS, your Fund’s proxy agent, at 1-888-916-1746. As the meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.
THE FUNDS
Virtus Credit Opportunities Fund
Virtus Multi-Strategy Target Return Fund
Virtus Select MLP and Energy Fund
Virtus Strategic Income Fund

VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on October 20, 2016
To the Shareholders:
NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Virtus Alternative Solutions Trust, a Delaware statutory trust (the “Trust”), will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on October 20, 2016 at 2:00 p.m. Eastern Time and any adjournments thereof   (the “Meeting”). Each series of the Trust is referred to as a “Fund” and, collectively, as the “Funds” unless otherwise specified. The Meeting will be held for the following purposes
1.
To elect eight Trustees to serve on the Board of Trustees until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal.

2.
To conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Trustees has fixed the close of business on September 12, 2016, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. The shareholders of all Funds will vote together on the Proposal.
Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
•
Through the Internet — log on at the Internet address provided on the proxy card

•
By telephone — call the toll-free number listed on the proxy card

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By mail — using the enclosed Proxy Card(s) and postage paid envelope

•
In Person — at the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal above.
By order of the Board of Trustees
Jennifer S. Fromm
Title: Secretary
September 19, 2016
Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301
(800) 243-1574
SPECIAL MEETING OF SHAREHOLDERS
To be held on October 20, 2016
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Alternative Solutions Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust is referred to as a “Fund” and, collectively, as the “Funds” unless otherwise specified. The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on October 20, 2016 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about September 26, 2016 or as soon as practicable thereafter. The close of business on September 12, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder of the Trust is entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder, on any matter on which such shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares outstanding on the Record Date is listed on Exhibit B attached to this Proxy Statement.
Copies of the Trust’s most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.
It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $10,000 – $12,000. The costs associated with this Proxy Statement will be paid by the Trust.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.
Thirty-three and one-third percent (33 1∕3%) of the outstanding votes must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the votes voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the meeting. The inspectors of election will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.
With respect to the election of Trustees (Proposal 1), all Nominees under Proposal 1 receiving a plurality of the votes cast by shareholders of the Trust will be elected as Trustees, so neither abstentions nor broker non-votes have an effect on the outcome of the proposal.
Proposal 1 will be voted on by shareholders of the Funds voting at the Trust level.

BOARD OF TRUSTEES RECOMMENDATION
The Board of Trustees met on August 23, 2016, to discuss the proposal contained in this Proxy Statement. The Board voted unanimously to approve the proposal. The Board of Trustees recommends that you vote “FOR” each of the nominees named in Proposal 1.

PROPOSAL 1: TO ELECT EIGHT TRUSTEES TO THE BOARD OF TRUSTEES
It is proposed that the eight nominees described herein (the “Nominees”) be elected to the Board at the Meeting. If elected, the Nominees would join three current Trustees who were previously elected to the Board of Trustees by shareholders, and would constitute a full Board of eleven Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Agreement and Declaration of Trust (“Declaration of Trust”) of the Trust does not require the annual election of Trustees. Further, the Declaration of Trust provides that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.
The role of the Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Funds’ performance and oversee the services provided to the Trust by the investment adviser, subadvisers and the Trust’s other service providers. During the Trust’s most recent fiscal year, the Board met four times in regularly scheduled meetings and two times in special meetings, with all Trustees attending at least 75 percent of the Board meetings and any meetings held by all committees of the Board on which such Trustee served.
There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the governing documents of the Trust discussed above, the Investment Company Act of 1940 (the “1940 Act”) permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as “Independent Trustees.” All of the Nominees will be considered non-interested with respect to Virtus Alternative Investment Advisers, Inc. (the “Adviser”), the Trust’s subadvisers and underwriter, or any of their affiliates. Of the existing Trustees, each of Messrs. McLoughlin and Oates are considered non-interested with respect to the Trust’s Adviser, subadvisers and underwriter, or any of their affiliates; Mr.  Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus and his positions with various Virtus affiliates, including the Adviser.
At the meetings held on August 23, 2016, the Nominating and Governance Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees. If elected, any newly elected Trustees will join the Trust’s Board on or about October 21, 2016.
The three incumbent Trustees have previously been elected as Trustees of the Trust by consent of the initial shareholder of the Trust’s initial series on April 23, 2014. The Nominees, Ms. McNamara and Messrs. Brown, Burke, Gelfenbien, Mallin, McClellan, Segerson and Verdonck, do not currently serve as Trustees for the Trust. However, each of the Nominees currently serves as a trustee for other trusts within the Virtus Funds complex, and Ms. McNamara and Messrs. Burke and McLoughlin also serve as directors for a group of closed-end funds managed by an affiliate of Virtus.
The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.
Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal.
The following table sets forth the names, ages, principal occupations and other information relating to the Trustees and Nominees. Unless otherwise noted, the address of each Trustee and Nominee is c/o Virtus Alternative Solutions Trust, 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees.

Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Independent Trustees/Nominees
Philip R. McLoughlin 69	Chairman/ Trustee	Served since 2013.	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm).	74	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (53 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Chairman and Director (since 2016), The Zweig Closed-End Funds (2 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
James M. Oates 70	Trustee	Served since 2013.	Managing Director (since 1994), Wyndown Group (consulting firm)	70	Trustee (since 1987), Virtus Mutual Fund Complex (53 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since

Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
					2013), Virtus Closed-End Funds (3 portfolios); Director (since 2016), The Zweig Closed-End Funds (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Thomas J. Brown 70	Nominee	N/A	Retired.	61	Director (since 2005), VALIC Company Funds (49 portfolios); Director (since 2010), D’Youville Senior Care Center; Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios).
Donald C. Burke 56	Nominee	N/A	Retired.	65	Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Director (since 2011), Avista Corp. (energy company); and Trustee (2010 to 2014), Goldman Sachs Fund Complex.
Roger A. Gelfenbien 73	Nominee	N/A	Retired.	61	Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios).
John R. Mallin 66	Nominee	N/A	Partner/Attorney (since 2003), McCarter & English LLP Real Property Practice Group.	61	Director (since 2013), Horizons, Inc. (non-profit); Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios).

Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Hassell H. McClellan 71	Nominee	N/A	Retired. Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College.	61	Trustee, (since 2000), John Hancock Fund Complex (collectively, 228 portfolios); Trustee (since 2008), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios).
Geraldine M. McNamara 65	Nominee	N/A	Retired.	65	Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios).
Richard E. Segerson 70	Nominee	N/A	Retired.	61	Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios); Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Ferdinand L. J. Verdonck 74	Nominee	N/A	Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); and Mr. Verdonck is also a director is server non-U.S. companies.	61	Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios); and Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios).

Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Interested Trustees/Nominees
George R. Aylward1 52	Trustee; President	Served since 2013	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	70	Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman (2006 to 2016), President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II.

(1)
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Executive Officers of the Trust who are not Trustees
The following table contains information about the individuals who are the principal executive officers of the Trust, who are not listed above as Trustees or Nominees. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103.
Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President since 2016, and Chief Financial Officer and Treasurer since 2013; and Senior Vice President, 2013 to 2016	Executive Vice President, Fund Services (since 2016) and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2013	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, and Secretary since 2013	Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary of

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
various Virtus-affiliated open-end funds (since 2008); Vice President, Chief Legal Officer, and Secretary of Virtus Variable Insurance Trust (since 2013); and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Waltman, Francis G. YOB: 1962	Executive Vice President since 2013	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
The Board and Oversight Function
The Board is responsible for oversight of the Trust. The Trust has engaged Virtus Alternative Investment Advisers, Inc. (the “Adviser”) to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the other service providers in the operations of the Trust in accordance with the Funds’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Trust’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The current Board has three standing committees: Audit Committee, Nominating and Governance Committee, and Executive Committee. Upon shareholder election of the Nominees, the Board will add one additional standing committee: the Compliance Committee. Although each committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the committee meetings. The Board may also designate working groups or ad hoc committees as it deems appropriate. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.
Leadership Structure
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now deemed to be an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the

Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Committees of the Board
Audit Committee.   The Board of Trustees has established an Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. Upon election of the new Trustees, the Audit Committee will assume additional duties, including providing assistance and recommendations to the Board with respect to (1) valuation of portfolio securities and liquidity requirements; (2) complex securities; (3) securities lending, trading practices and costs, foreign custody arrangements, foreign currency trading, lending and borrowing, and prime brokerage arrangements; and (4) periodic distributions to shareholders. The Audit Committee is composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be Thomas J. Brown, Chairperson, Donald C. Burke, Roger A. Gelfenbien, Richard E. Segerson and Ferdinand L.J. Verdonck. The Trust’s Audit Committee met three times during its last fiscal year.
Compliance Committee.   Upon election of the new Trustees, the Board of Trustees will establish a Compliance Committee. The Compliance Committee will be responsible for overseeing the Funds’ compliance matters. The Compliance Committee will oversee and review (1) information provided by the Funds’ officers, including the Funds’ CCO, the Funds’ investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee will be composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be Hassell H. McClellan, Chairperson, John R. Mallin, Geraldine M. McNamara, and James M. Oates. This is a newly-formed committee, so this Committee did not meet during the Trust’s last fiscal year.

Nominating and Governance Committee.   The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and coordinating the annual Board and Committee evaluation. The Governance and Nominating Committee is composed entirely of Independent Trustees; if all Nominees are elected as Trustees, its members will be James M. Oates, Chairperson, Philip R. McLoughlin and Geraldine M. McNamara. The Trust’s Nominating and Governance Committee met two times during its last fiscal year.
The Nominating and Governance Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least two full years as of the date of nomination 4% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Nominating and Governance Committee Charter and any such submission must be in writing, directed to the Trust’s secretary. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements. A copy of the Trust’s Nominating and Governance Committee charter is available free of charge, upon request directed to the Secretary of the Trust, and is included herewith as Exhibit A.
Executive Committee.   The Board of Trustees has established an Executive Committee. The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. If all Nominees are elected as Trustees, its members will be Philip R. McLoughlin, Chairperson, Thomas J. Brown, Hassell H. McClellan and James M. Oates. Each of the members is an Independent Trustee. The Committee did not meet during the Trust’s last fiscal year.
Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees
The Nominating and Governance Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the Nominees being nominated for election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Nominating and Governance Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Trust.
The Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. The Board noted that all of the current Trustees and the Nominees serve on a separate Board of Trustees that oversees an affiliated fund group that is managed by an investment adviser affiliated with that of Trust as well as certain of the same subadvisers and other service providers as those of the Trust. Similarly, Ms. McNamara and Messrs. Burke and McLoughlin serve on a separate Board of Directors that oversees a group of closed-end funds managed by an affiliated investment adviser, which also shares certain service providers with the Trust. The Board believes that the familiarity and knowledge by the Nominees of the common subadvisers and other service providers, and the Virtus organization, provide benefits and efficiencies in the governance process of the Trust. In addition, the Board has taken into account the actual service, commitment and participation of each Nominee during his or her past tenure with other funds in the Virtus Fund complex in concluding that each Nominee should serve as Trustee. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

Thomas J. Brown
Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of unaffiliated funds. Mr. Brown is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
Donald C. Burke
Mr. Burke, currently retired, has extensive experience with mutual funds, including as president and Chief Executive Officer of a major fund complex, and subsequently as an independent trustee of another major fund complex. He also has extensive knowledge of the utility industry, derived from his service on the board of a public company involved in the production, transmission and distribution of energy. He is also a director of four closed-end funds managed by an affiliate of the Adviser and a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
Roger A. Gelfenbien
Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having over eleven years of experience with an unaffiliated fund as a director. Mr. Gelfenbien is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
John R. Mallin
Mr. Mallin is a real estate partner and the former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
Hassell H. McClellan
Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over eleven years of experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.

Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser and a director of four closed-end funds managed by an affiliate of the Adviser.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders. Mr. Segerson is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies. He is also a trustee of sixty-one open-end funds managed by an affiliate of the Adviser.
In addition to the information set forth above, the following provides further information about each existing Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and an officer and trustee of three closed-end funds managed by an affiliate of the Adviser, one closed-end fund managed by an affiliate of the Adviser and sixty-one open-end funds managed by an affiliate of the Adviser.
Philip R. McLoughlin
Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of four closed-end funds managed by an affiliate of the Adviser and a trustee of five closed-end funds managed by an affiliate of the Adviser and sixty-one open-end funds managed by an affiliate of the Adviser.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a trustee of five closed-end funds managed by an affiliate of the Adviser and sixty-one open-end funds managed by an affiliate of the Adviser.
The Board believes that, collectively, the Nominees and existing Trustees have the appropriate experience, qualifications, attributes and skills to allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with the Adviser, the subadvisers, Virtus Fund Services, VP Distributors, LLC, and other service providers, the Trust’s Chief Financial Officer, CCO, Chief Legal Officer and the Trust’s independent registered public accounting firm.
Risk Oversight
As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audits of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Compensation of Current Trustees
During the Trust’s last fiscal year, the Nominees received no compensation from the Trust. The current Trustees received the compensation set forth in Exhibit C attached to this Proxy Statement. Mr. Aylward receives no compensation from the Trust.
Trustee/Nominee Ownership of Securities
Set forth in Exhibit D attached to this Proxy Statement for each Trustee and Nominee is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trust, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the “Virtus funds complex”), as of December 31, 2015.
Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders
Any shareholder who wishes to send a communication to the Board of the Trust should send the communication to the attention of the Trust’s

Secretary at 100 Pearl Street, Hartford, CT 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of a Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.
After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.
The Trust is not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of the Trust to encourage Trustee attendance at such meetings in person or by teleconference.
Required Vote
All Nominees receiving a plurality of the votes cast by shareholders of the Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all eight Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.
The Trust’s Service Providers
Virtus Alternative Investment Advisers, Inc. (the “Adviser”) currently serves as the investment adviser to each Fund. VP Distributors, LLC serves as principal underwriter of shares of the Funds. Virtus Fund Services, LLC serves as the administrative agent for the Trust. Each of these entities is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), and the principal office of each is located at 100 Pearl Street, Hartford, Connecticut 06103.
The Trust’s Auditor
The Board of Trustees, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent accountants for the Trust’s fiscal year. The Trust’s 2016 fiscal year end is October 31.
PwC has extensive experience in investment company accounting and auditing and has served as independent accountant for the Trust for many years. PwC examines the financial statements included in the Trust’s Annual

Reports. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.
The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by a Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by a Fund’s independent accountants to the Fund’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.
The aggregate fees billed by PwC for the indicated services rendered to the Trust for the last two fiscal years were:
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2014	2015	2014	2015	2014	2015	2014	2015
Virtus Alternative Solutions Trust	$19,780	$204,730	$3,075	$17,254	$0	$51,250	$0	$0
“Audit-Related Fees” are those related to performance of the audit and review of the Trust’s financial statements not disclosed under “Audit Fees.”
“Tax Fees” are those primarily associated with review of the Trust’s tax provision and Registered Investment Company qualification in connection with audits of the Trust’s financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust’s federal income and excise tax returns.
“All Other Fees” are those fees billed for other products and services rendered by PwC to the Trust not included as Audit or Audit-Related or Tax Fees.
The Trust’s Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, or his designee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. During the last two fiscal years, 100% of the non-audit services provided to each the were pre-approved by the Audit Committee under the policies and procedures described above.
The percentage of hours expended by PwC on the audit of the Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than PwC full-time, permanent employees was less than fifty percent.
The aggregate non-audit fees billed by PwC to the Trust’s Adviser and other Affiliated Services Providers for the Trust’s last two fiscal years were:
	Aggregate Non-Audit Fees Billed
	2014	2015
Virtus Alternative Solutions Trust	$522,953	$532,983
The Audit Committee has considered and determined that the provision of non-audit services provided to the Trust’s investment advisers and other Affiliated Service Providers that were not pre-approved in accordance with the Trust’s pre-approval policy is compatible with their auditor’s independence. PwC, the independent accountants for the Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.
SHARE OWNERSHIP INFORMATION
Exhibit E lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.
As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Funds.
PORTFOLIO TRANSACTIONS
The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not conduct portfolio transactions through affiliated brokers.
OTHER BUSINESS
The Board of Trustees know of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding votes of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY OCTOBER 19 , 2016 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees

Name:	Jennifer S. Fromm
Title:	Secretary

Exhibit A
VIRTUS ALTERNATIVE SOLUTIONS FUNDS
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
I.
Committee Organization

(a)
The nominating and governance Committee (the “Committee”), a committee established by the Board of Trustees (the “Board”) of the Virtus Alternative Solutions Funds (collectively, the “Funds”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Act”).

(b)
The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least two members. The Funds’ Secretary shall serve as Secretary of the Committee.

(c)
The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of the Funds’ service providers, including a Fund’s investment adviser (the “Adviser”), or others to attend Committee meetings and provide pertinent information as necessary.

II.
Duties and Responsibilities

The Committee shall:
(a)
Evaluate the size and composition of the Board and its committees, and formulate policies and objectives concerning the desired mix of independent trustee skills, backgrounds, experience and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally. The Committee shall also consider the effectiveness of the meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance. This evaluation may take place in the context of the annual Board of Trustees self-assessment. See Appendix A for relevant factors for consideration.
(b)
Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Adviser, and may involve representatives of the Adviser in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c)
Review independent trustee compensation and expense reimbursement policies as appropriate. The Committee shall make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account such factors as the size of the Funds, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d)
Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)
Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

(f)
Review governance guidelines for the Funds as appropriate and make recommendations on such guidelines to the full Board and periodic changes in those guidelines.

(g)
Make recommendations to the full Board concerning the appointment of legal counsel for the independent Trustees and negotiate the retainer and fees for any such counsel.

III.
Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.
(a)
In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)
The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible independent Board member.

(ii)
The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii)
Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)
Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v)
The nominee may not be an executive officer or trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)
The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

1
Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(vii)
A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b)
In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)
Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 4% of a Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating. In addition, such securities must continue to be held through the date of the nomination. In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)
The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)
Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary. In order for a submission of a nominee to be considered, such submission must include:

(i)
the shareholder’s contact information;

(ii)
the nominee’s contact information and the number of Fund shares owned by the proposed nominee;

(iii)
all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act; and

(iv)
a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Funds’ proxy statement, if so designated by the Committee and the Funds’ Board.

It shall be in the Committee’ sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.
IV.
Authority and Resources

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.
V.
Policies and Procedures

In meeting its responsibilities, the Committee shall:
(a)
Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)
Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

(c)
Meet at least annually, and is authorized to hold special meetings as circumstances warrant. The Committee shall ordinarily meet in person; however, members may attend telephonically or by video conference, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ by-laws.

(d)
Prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
Upon the recommendation of the Committee, the Board shall adopt and approve this Charter and may amend it and may approve exceptions to the Charter from time to time.
Adopted: December 5, 2013
Last approved: December 3, 2014

Appendix A
Potential Board Member Qualification Factors
Working Background
•
Current or past membership on board of registered investment company

•
Board or executive position with money management organization

•
Board or executive position with broker-dealer organization

•
Board or executive position with any other financial, technology or marketing organization

•
Board or financial position with any other substantial publicly-held business organization

•
Accounting or legal position representing any of the above businesses

•
Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations
•
Mix of skills on board

•
Mix of generations on board

•
Diversity of personal backgrounds on board

•
Education background

Personal Characteristics
•
Reputation for integrity

•
Ability to apply good business sense, with appreciation for the role of the board

•
Ability to work with other trustees as a team

•
Ability to balance critical thinking with avoidance of unnecessary confrontation

•
Sufficient stature to provide shareholder assurance of qualification

•
Ability to commit necessary time

•
Personal and financial independence from management

•
Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.

•
No person shall be qualified to be a Board member if the Committee, in consultation with counsel to the Funds, has determined that such person, if elected as a Board member, would cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Funds’ organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

Exhibit B
SHARES OF THE TRUSTS/FUNDS OUTSTANDING
ON THE RECORD DATE
	Share Class
	A	C	I	Class R6
Virtus Credit Opportunities Fund	25,008.20	10,228.36	32,923.86	9,626,154.46
Virtus Multi-Strategy Target Return Fund	555,845.89	509,581.18	11,716,900.75	—
Virtus Select Energy and MLP Fund	20,709.22	13,465.83	494,463.05	—
Virtus Strategic Income Fund	84,042.94	134,460.37	2,827,041.42	—

B-1

Exhibit C
COMPENSATION OF THE TRUSTEES FOR
THE LAST FISCAL YEAR
Name	Aggregate Compensation From Virtus Alternative Solutions Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Virtus Funds Complex Paid to Trustees*
Independent Trustees
Philip R. McLoughlin	$67,500	None	$722,000 (69 Funds)
James M. Oates	$47,500	None	$374,500 (56 Funds)
Interested Trustee
George R. Aylward	None	None	None
TOTAL	$115,000	None	$1,096,500

*
Total for period January 1, 2015 through December 31, 2015.

C-1

Exhibit D
TRUSTEE/NOMINEE OWNERSHIP OF EQUITY SECURITIES
OF THE TRUST/FUNDS AS OF DECEMBER 31, 2015
Name of Trustee or Nominee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
Independent Trustees/Nominees
Thomas J. Brown	N/A	None	None
Donald C. Burke	N/A	None	Over $100,000
Roger A. Gelfenbien	N/A	None	None
John R. Mallin	N/A	None	None
Hassell H. McClellan	N/A	None	None
Philip R. McLoughlin	N/A	None	Over $100,000
Geraldine M. McNamara	N/A	None	Over $100,000
James M. Oates	N/A	None	Over $100,000
Richard E. Segerson	N/A	None	Over $100,000
Ferdinand L. J. Verdonck	N/A	None	Over $100,000
Interested Trustee/Nominee
George R. Aylward	N/A	None	Over $100,000
D-1

Exhibit E
APPENDIX E — CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth information as of September 12, 2016, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any Fund’s outstanding securities (Principal Shareholders) and the name of each person who has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Fund (Control Person), as noted below.
*
These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

CONTROL PERSON NAME AND ADDRESS	FUND	PERCENTAGE (%) OF FUND OUTSTANDING
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND ATTN MICHAEL SOLLICITO 100 PEARL ST FL 7 HARTFORD CT 06103-4500	VIRTUS CREDIT OPPORTUNITIES FUND	72.10%
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS MULTI-STRATEGY TARGET RETURN	39.20%
	VIRTUS SELECT MLP AND ENERGY FUND	96.74%
	VIRTUS STRATEGIC INCOME FUND	88.44%
PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/ CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC* FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS STRATEGIC INCOME FUND-CLASS A	33.41%
	VIRTUS STRATEGIC INCOME FUND-CLASS C	19.00%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS I	8.20%
	VIRTUS SELECT MLP AND ENERGY FUND-CLASS A	18.30%
EDWIN TAI MANCHESTER CT 06040-9304	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS I	32.11%
FIRST CLEARING LLCC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	VIRTUS STRATEGIC INCOME FUND-CLASS A	30.40%
GRETCHEN HAWKINS PLANO TX 75075-2924	VIRTUS SELECT MLP AND ENERGY FUND-CLASS C	5.51%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/ CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS A	33.39%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS C	10.64%
	VIRTUS STRATEGIC INCOME FUND-CLASS C	12.81%
MARK SHERMAN TOD SUBJECT TO VIR TOD RULES DALLAS TX 75206-5833	VIRTUS SELECT MLP AND ENERGY FUND-CLASS C	7.38%
MORGAN STANLEY SMITH BARNEY* HARBORSIDE FINANCIAL CTR PLZ 2 FL 3 JERSEY CITY NJ 07311	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS A	7.66%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS C	40.66%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS I	16.97%
NATIONAL FINANCIAL SERVICES LLC* FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS MULTI-STRATEGY TARGET RETURN-CLASS A	10.54%
	VIRTUS MULTI-STRATEGY TARGET RETURN-CLASS I	8.41%
PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS A	58.79%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS C	22.02%
	VIRTUS SELECT MLP AND ENERGY FUND-CLASS A	7.33%
	VIRTUS STRATEGIC INCOME FUND-CLASS A	14.33%
	VIRTUS STRATEGIC INCOME FUND-CLASS C	43.80%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXX0015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS A	12.33%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS C	16.97%
TD AMERITRADE FBO CHARLES J GEORGAS ELMHURST IL 60126-4739	VIRTUS SELECT MLP AND ENERGY FUND-CLASS A	9.00%
UBS WM USA* XXX XXXXX 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS I	31.89%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS I	6.74%
VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND ATTN MICHAEL SOLLICITO 100 PEARL ST FL 7 HARTFORD CT 06103-4500	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS R6	9.71%

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/ CLASS	PERCENTAGE (%) OF CLASS OUTSTANDING
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND ATTN MICHAEL SOLLICITO 100 PEARL ST FL 7 HARTFORD CT 06103-4500	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS R6	72.61%
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL HARTFORD CT 06103-4500	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS A	41.21%
	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS C	100.00%
	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS I	31.38%
	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS I	42.76%
	VIRTUS SELECT MLP AND ENERGY FUND-CLASS A	49.31%
	VIRTUS SELECT MLP AND ENERGY FUND-CLASS C	75.42%
	VIRTUS SELECT MLP AND ENERGY FUND-CLASS I	99.30%
	VIRTUS STRATEGIC INCOME FUND-CLASS A	12.76%
	VIRTUS STRATEGIC INCOME FUND-CLASS C	7.89%
	VIRTUS STRATEGIC INCOME FUND-CLASS I	94.52%
VIRTUS SENIOR FLOATING RATE FUND ATTN MICHAEL SOLLICITO 100 PEARL ST FL 7 HARTFORD CT 06103-4500	VIRTUS CREDIT OPPORTUNITIES FUND-CLASS R6	6.34%
WILLIAM PALMER TRUSTEE C/F WILLIAM PALMER SERP CARMEL ME 04419-3553	VIRTUS MULTI-STRATEGY TARGET RETURN FUND-CLASS A	8.13%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to:www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 100 Pearl Street Hartford CT, 06103 on October 20, 2016 Please detach at perforation before mailing. PROXY VIRTUS ALTERNATIVE SOLUTIONS TRUST PROXY SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 20, 2016 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Virtus Alternative Solutions Trust (the "Trust"), revoking previous proxies, hereby appoints Kevin J. Carr,
Jennifer S. Fromm and Ann Flood, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the "Trust" which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 20, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 3 3 7 - 3 5 0 3 Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. Signature and Title, if applicable Signature (if held jointly) Date VIR_28218_091216

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Virtus Alternative Solutions Trust Special Meeting of Shareholders to Be Held on October 20, 2016.The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/vir-28218IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD FUNDS FUNDS FUNDS Virtus Credit Opportunities Fund Virtus Multi-Strategy Target Return Fund Virtus Select MLP and Energy Fund Virtus Strategic Income Fund Please detach at perforation before mailing. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL. PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:1. To Elect Eight Trustees to the Board of Trustees: FOR WITHHOLD
FOR ALL ALL ALL EXCEPT01. Thomas J. Brown 02. Donald C. Burke 03. Roger A. Gelfenbien ☐ ☐ ☐04. John R. Mallin 05. Hassell H. McClellan 06. Geraldine M. McNamara07. Richard E. Segerson 08. Ferdinand L. J. Verdonck INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.2. To transact any other business that may properly come before the Meeting. THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.VIR_28218_091216